Exhibit 10.9.3

SECOND AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Second Amendment (this “Amendment”) to that certain Capacity Purchase Agreement, among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”), dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) is entered into by and between United, Contractor, and Parent and is effective as of October 2, 2015.

WHEREAS, the parties desire to amend the Agreement to add up to fifteen (15) E175 Covered Aircraft to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement as set forth in this Amendment and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Contractor and United agree to add ten (10) New Aircraft (as such term is defined in Section 10.4.B. of the Agreement) (such ten (10) New Aircraft, referred to herein below as the “Block 1 of the 2015 New Aircraft”) and five (5) additional New Aircraft in addition to the Block 1 of the 2015 New Aircraft (such five (5) additional New Aircraft referred to herein below as the “Block 2 of the 2015 New Aircraft”). Block 1 of the 2015 New Aircraft and Block 2 of the 2015 New Aircraft are collectively referred to herein as the “2015 New Aircraft”. The 2015 New Aircraft are hereby added as Covered Aircraft under the Agreement, subject to the terms and conditions applicable to New Aircraft except as expressly provided otherwise in this Amendment. In addition, the following shall apply:

a.

Subject to Section 2 of this Amendment, Contractor shall provide, deliver, and operate such 2015 New Aircraft as part of the Regional Airline Services it provides under the Agreement, subject to the following additional provisions:

i.

Subject to Embraer providing its written consent, on the delivery date of each respective Block 1 of the 2015 New Aircraft, United shall assign to Contractor its obligations and certain of its rights under its Embraer 175 aircraft purchase agreement with Embraer with respect to such aircraft; and

ii.

On the delivery date of each respective Block 1 of the 2015 New Aircraft, Contractor shall accept and assume such assignment and further will immediately pay Embraer both the initial deposits and all pre-delivery payments (so that United will be able to have Embraer refund United its previous payment of the initial deposits and all pre-delivery payments) and all other amounts due upon delivery to Embraer for each respective aircraft;

b.	The 2015 New Aircraft shall be referenced on Schedule 1, Schedule 1A, and Schedule 2A to the Agreement as E175 Covered Aircraft with Aircraft Numbers 31 through and including 45;

c.

The 2015 New Aircraft shall be inducted into the Regional Airline Services on the schedule set forth in Schedule 1 (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably, to meet each parties’ operational requirements);

d.	The term of the Agreement with respect to each respective 2015 New Aircraft, if such aircraft are purchased by Contractor, shall be for twelve years each;

e.

Contractor shall ensure that the Block 2 of the 2015 New Aircraft materially conform to United’s specifications (defined as Technical Description TD175-Rev.17, December 2011), including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, etc., and that such aircraft are consistent with the specifications and livery applicable to the E175 Covered Aircraft in operation by Contractor for United prior to this Amendment;

f.	The 2015 New Aircraft shall not be considered Growth Aircraft under Section 10.4.A. of the Agreement; and

g.

The following provisions of the Agreement shall not apply with respect to such 2015 New Aircraft if such aircraft are purchased by Contractor: Section 3.3(b), Section 33(c), Section 3.3 (d), Section 10.7.

2.

If Contractor is unable to secure financing for the 2015 New Aircraft acceptable to United (as determined by United in its sole discretion), United shall, at its election, either (i) secure financing for Contractor’s benefit, where Contractor is the borrower or co-borrower, as determined by United in its sole discretion, and with Contractor’s contribution and fee and expense reimbursement obligations otherwise consistent with Section 3.7 (which financing may include a loan to Contractor secured by the 2015 New Aircraft that is extended solely by United) or (ii) work with Embraer and Contractor (it being acknowledged and agreed Contractor shall use best efforts to so assist United) to assign and transfer the purchase obligation for the 2015 New Aircraft, to the extent requested by United, to United under United’s aircraft purchase agreement with Embraer, on or prior to the delivery date for such respective aircraft (and in each case, Contractor shall execute such documentation as is deemed customary or appropriate by United to complete such transactions). In the event United purchases any one or more of the 2015 New Aircraft, then the following terms shall apply:

a.

The United purchased aircraft shall be operated by Contractor as E175 Covered Aircraft under the Agreement (it being acknowledged and agreed that if Contractor is in default of the Agreement at the time of United’s purchase of such aircraft, United reserves the right exercised in its sole discretion to award such aircraft to another United Express carrier);

b.

United shall not pay Contractor any aircraft ownership costs (or any associated margin or markup applicable to such ownership costs) with respect to such United-purchased aircraft and prior to such aircraft entering Regional Airline Services on the date set forth in Schedule 1, Contractor shall lease such aircraft back from United under a United lease agreement containing substantially similar terms and conditions as are included in those lease agreements in existence between the parties with respect to other E175 Covered Aircraft already in operation under the Agreement;

c.	The contract term for each of these United purchased aircraft shall be approximately 4.5 years each, as set forth in Schedule 1 attached herein;

d.

The United purchased 2015 New Aircraft will ramp down at the same frequency per month over the three months immediately subsequent to the current expiration dates for the other E175 Covered Aircraft, as such dates may be extended pursuant to Section 10.2 Extension of E175 Aircraft Term; and

e.	The following provisions of the Agreement shall not apply with respect to such United purchased 2015 New Aircraft: Section 3.3(b), Section 3.3(c), Section 3.3(d).

f.

In the event United purchases any one or more of the Block 2 of the 2015 New Aircraft, the provisions of this Amendment applicable to Block 1 of the 2015 New Aircraft shall also apply to such United-purchased aircraft.

3.	Section 2.4(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

(i)      With respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30 and any of the United purchased 2015 New Aircraft, at any time and from time to time, United shall have the right, in its sole discretion, to remove from this Agreement any or all of such aircraft as provided in this Section 2.4 (b) (i) by delivering a notice (a “2.4(b) Notice”) to Contractor, which 2.4(b) Notice shall specify the number of aircraft to be removed (each such removed aircraft, an “E175 Removed Aircraft”) and a Termination Date not earlier than ninety (90) days following the date of such 2.4(b) Notice. For clarification purposes, Covered Aircraft that are not the subject of a 2.4(b) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(b) Notice, the provisions of Section 8.3(b) shall apply to each E175 Removed Aircraft and, at the end of the applicable Wind-Down Period for such aircraft, United shall pay Contractor the Wind-Down Expenses relating to each E175 Removed Aircraft.

(ii)      With respect to any of the Contractor purchased 2015 New Aircraft, at any time and from time to time following the second anniversary of the In-Service Date for any such aircraft, United shall have the right, in its sole discretion, to remove from this Agreement any or all of such aircraft as provided in this Section 2.4 (b) (ii) by delivering a 2.4(b) Notice to Contractor, which 2.4(b) Notice shall specify the specific aircraft to be removed (each such removed aircraft, an “E175 2015 New Aircraft Removed Aircraft”) and a Termination Date for each such aircraft not earlier than ninety (90) days following the date of such 2.4(b) Notice (it being understood that such notice may be delivered prior to such second anniversary provided that any such Termination Date may only occur on or after such second anniversary). For clarification purposes, Covered Aircraft that are not the subject of a 2.4(b) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(b) Notice, the provisions of Section 8.3(b) shall apply to each E175 2015 New Aircraft Removed Aircraft and, at the end of the applicable Wind-Down Period for such aircraft, (i) the provisions of Section 10.1 shall apply to each E175 2015 New Aircraft Removed Aircraft that is owned or leased by Contractor, other than any such aircraft leased from United, except that United must exercise the Call Option with respect to such aircraft, (ii) United shall pay Contractor the Wind-Down Expenses relating to each E175 2015 New Aircraft Removed Aircraft and (iii) United shall pay to Contractor the ERT Margin Payment for each E175 2015 New Aircraft Removed Aircraft; provided that, notwithstanding clause (i) above, Contractor shall have the right to retain, and United shall then not have the right or obligation to acquire, any or all E175 New Aircraft Removed Aircraft upon written notice by Contractor to United exercising such right to retain within thirty (30) days of Contractor’s receipt of the 2.4(b) Notice; provided further that the specific 2015 New Aircraft Removed Aircraft retained by Contractor, if any, shall be those aircraft with the latest Termination Dates as set forth in the relevant 2.4(b) Notices.”

4.

Section 3.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following if United exercises its right to purchase the Block 1 of the 2015 New Aircraft (it being acknowledged that no payment for Pilot Training Expenses will be due Contractor if Contractor purchases Block 1 of the 2015 New Aircraft):

“Pilot Training Expenses. United shall pay Contractor an amount equivalent to [***] per E175 Covered Aircraft with Aircraft Numbers 1 through 30 (as set forth on Schedule 1 to the Agreement) for initial pilot training expenses (such expenses, the “Initial E175 Pilot Training Expenses”) payable upon the Actual In-Service Date of each aircraft to Contractor; provided that if either United or Contractor negotiates a cost of E175 simulator use by Contractor that is different than [***] per hour, then the [***] amount set forth above shall be adjusted accordingly. United shall pay Contractor an amount equivalent to [***] per Block 1 of the 2015 New Aircraft if United purchases the Covered Aircraft. For the avoidance of doubt, United shall not be obligated to pay the Initial E175 Pilot Training Expenses more than one (1) time for any particular hull.”

5.

The parties agree to continue their good faith negotiations to amend and restate Section 3.4(a)(iii) of the Agreement, and to reach mutually agreed rate adjustments associated with such restated provision not later than October 30, 2015 (it being acknowledged that pending such rate adjustment agreement which shall be documented in a subsequent written amendment by and between the parties, it is anticipated that Section 3.4 (a) (iii) shall be revised as follows:

“with respect to the E175 Covered Aircraft and CRJ Covered Aircraft, baggage handling claims, repairs and delivery costs related to Uncontrollable Delays, Uncontrollable Cancellations, Controllable Delays, and Controllable Cancellations and passenger-related interrupted trip costs (including hotel, meal, and ground transportation vouchers) related to Uncontrollable Delays and Uncontrollable Cancellations; provided that, for avoidance of doubt, Contractor is responsible for all passenger related interrupted trip costs (hotel, meal, and ground transportation vouchers) for all Controllable Delays and Controllable Cancellations).”

6.	Section 3.6(b)(iii)(A)(8) of the Agreement is hereby deleted in its entirety and replaced with the following:

“the actual and reasonable out-of-pocket costs incurred by Contractor in order for the E175 Covered Aircraft to comply with outstanding airworthiness directives issued by the FAA applicable to the E175 Covered Aircraft that by their terms require compliance during the Term; provided that United shall pay to Contractor (w) [***] per E175 Covered Aircraft Numbers 1 through and including 30 per month toward the costs of compliance with airworthiness directives, (x) the excess above [***] of the cost of parts required to comply with any single airworthiness directive in respect of a single E175 Covered Aircraft Numbers 1 through and including 30, (y) the excess above [***] of the cost of parts and direct out-of-pocket costs for third-party labor, in each case required to comply with any single airworthiness directive in respect of a single E175 Covered Aircraft Numbers 1 through and including 30 and (z) the excess above [***] of the cost of parts and direct out-of-pocket costs for third-party labor required to comply with any single airworthiness directive in respect of a single 2015 New Aircraft, provided that, for avoidance of doubt, clause (z) applies only if Contractor purchases the 2015 New Aircraft and such clause (z) would not apply to Block 1 of the 2015 New Aircraft if United purchases such aircraft; provided further, that Contractor shall use its reasonable commercial efforts to minimize all costs described in this Section3.6(b)(iii)(A)(8);”

7.	Section 3.6(b)(iii)(A)(9) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the repair and/or replacement of non-expendable parts pursuant to the Parts Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

8.	Section 3.6(b)(iii)(A)(10) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of engines pursuant to the Engine Maintenance Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

9.	Section 3.6(b)(iii)(A)(11) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for Airframe Heavy Maintenance, the aircraft cleaning functions to be completed at C Check intervals and any associated ferry costs pursuant to the Airframe Heavy Maintenance Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

10.	Section 3.6(b)(iii)(A)(12) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of landing gear pursuant to the Landing Gear Support Agreement.

The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

11.	Section 3.6(b)(iii)(A)(13) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of APUs pursuant to the APU Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the forgoing provision will not apply to Block 2 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer; “

12.	Section 3.6(b)(iii)(A)(14) of the Agreement is hereby deleted in its entirety and replaced with the following:

“pursuant to Section 4.6(b) towing expenses incurred by Contractor with respect to the excess, if any, of the number of Accommodating Aircraft Movements during such month over the number calculated pursuant to Section 4.6(b)(y); and”

13.	Article III is hereby amended to add a new subsection 3.6(b)(iii)(A)(15), as follows:

“only with respect to the 2015 New Aircraft, the costs described in Section 3.7(c) of the Agreement, as amended in this Amendment.”

14.	Article III is hereby amended to add a new subsection 3.7 (“Certain Adjustments of Compensation for Carrier Controlled Costs”) as follows:

“3.7 Certain Adjustments of Compensation for Carrier Controlled Costs if Contractor purchases any of the 2015 New Aircraft.

(a)

Except as otherwise expressly provided in this Section 3.7, the Compensation for Carrier Controlled Costs set forth on Table 2 of Schedule 2A and Table 4 of Schedule 2A as of the Effective Date shall not be adjusted.

(b)	The financing transaction for each of the 2015 New Aircraft will take the form of a 4(a)(2) private Enhanced Equipment Trust Certificate (EETC) issuance.

(1)

The Schedule 2A “ownership rate” payable by United for each of the 2015 New Aircraft under the Agreement will match the principal and interest due under the EETC transaction, including any interest due prior to the delivery of an aircraft, and the upfront fee and commitment fee related to any liquidity facility. Without limiting any of United’s rights or remedies under this Agreement, if required by the financing documentation United will pay all, or a portion of, the ownership rate and related amounts to a party other than Contractor subject to documentation acceptable to United relating thereto.

(2)

Contractor and United will use commercially reasonable efforts to find an equitable solution if collateralization of a depositary’s interest obligation is required. For the avoidance of doubt a delayed draw option may be mutually agreed as an alternative.

(3)

Generally the structural decisions required to complete the issuance will be a joint effort of Contractor and United and when affecting the Schedule 2A “ownership rate” payable by United for each of the 2015 New Aircraft, such structural decisions will be mutually agreed.

(4)

Unless otherwise agreed between the parties the structure will include three tranches. The A (first) and B (second) tranches will be purchased by non-United entities with United purchasing the C (third) tranche. The following conditions will apply unless mutually agreed otherwise by the parties:

a.	The advance, coupon, term, amortization profile and liquidity facility economics are subject to United’s prior written approval.
b.

United will have the right to purchase the more senior certificates at par under default events customary with EETC transactions. In addition, United will have this purchase right under a termination of the Agreement by United due to a material breach of the Agreement by Contractor including, but not limited to, Sections 8.2(a), 8.2(b), 8.2(d), and 8.2(f) of the Agreement.

c.

In the event of United purchasing all of the more senior certificates as contemplated in the second sentence of paragraph (4)b above, United will also have the right to purchase the Contractor initial investment in the 2015 New Aircraft at an amount representing the unamortized balance at the time of such purchase assuming the initial investment amortizes on a straight line basis over a 12 year term plus any unamortized airworthiness directive expense balance (provided that any airworthiness directive expense balance shall (i) be limited to the cost of parts and direct out-of-pocket costs for third-party labor required to comply with such airworthiness directive, (ii) include only those airworthiness directives in respect of a single aircraft whose initial cost determined in accordance with clause (i) exceeds [***], and (iii) use an amortization period not greater than seven years).

(5)

Unless otherwise agreed by United in writing, Contractor will contribute [***] USD toward the purchase price of each of the 2015 New Aircraft which amount will be adjusted based upon the actual purchase price of an aircraft less the amount of debt funded, including the C tranche, for such aircraft.

(c)	United will reimburse Contractor for the following actual reasonable costs in accordance with Section 3.6(b)(iii)(A)(15):
(1)

Bankers’ fees not to exceed [***] (or other amount as mutually agreed) of the principal value of the bonds issued to investors other than those bonds purchased by United, such banks and the allocation of fees across the banks to be mutually agreed, plus Banker’s reasonable out of pocket expenses in connection with the engagement.

(2)	Investors’ legal expenses. For the avoidance of doubt, United’s legal expenses will be for its account.
(3)	Fees payable to appraisers and [***] of the rating agency fees, subject to such appraisers being approved by United in writing prior to engagement.

For the avoidance of doubt, legal expenses for the representation of Contractor, and [***] of the rating agency fees will be for Contractor’s account. Unless otherwise agreed with United, a definitive agreement with investors must be reached by Contractor no later than November 15, 2015. Any extension beyond this date will be subject to United’s prior written consent at the sole discretion of United. Additionally United and Contractor will discuss the continued viability of the above proposed Contractor transaction on or prior to the 5th day of each month until such time the definitive documentation is in place or November 15, 2015, subject to a potential extension pursuant to the prior sentence. If during a monthly discussion United reasonably concludes that the Contractor transaction is not viable for any or all of the 2015 New Aircraft, then Contractor will cooperate to assist United to source an alternative form of financing which may include, but not require, United to purchase and own the 2015 New Aircraft (it being acknowledged and agreed that in such event (or, separately, in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer), Block 2 of the 2015 New Aircraft will be deemed subject to the provisions of this Amendment applicable to Block 1 of the 2015 New Aircraft concurrent with United’s purchase of each of the 2015 New Aircraft).”

15.	Section 4.1(b) of the Agreement is hereby amended to add the following language at the end of such subsection:

“Without limiting any of Contractor’s or Parent’s obligations (or United’s remedies) under the Agreement as amended by the Amendment, Contractor and Parent (i) will ensure that any reductions to United’s Scheduled Flights due to lack of crew availability are no less favorable to United than those that are proportional to flight reductions made by Contractor to Contractor’s regional air services for other carriers operating fleet types with pilots that are trained to operate Embraer aircraft in the same period due to lack of crew availability and (ii) will each take commercially reasonable efforts to hire crews to support United’s Scheduled Flights in the same proportion as Contractor and Parent are taking with respect to Contractor’s regional air services for other carriers.”

16.	Section 4.2 of the Agreement is hereby amended to add the following language at the end of such subsection:

“Without limiting the foregoing, Contractor and its subcontractors shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a), which regulations (x) prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin, and (y) require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.”

17.	Section 4.8 of the Agreement is hereby deleted in its entirety and replaced, with the following new:

“Emergency Response

Contractor shall adopt United’s Emergency Response Plan for aircraft accidents or incidents and shall be responsible for United’s direct costs resulting from United’s management of emergency response efforts on Contractor’s behalf. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United will have the right, but not the obligation, exercised in United’s sole discretion, to manage the emergency response efforts on behalf of Contractor with full cooperation from Contractor. Contractor shall be liable for and will indemnify, defend and hold harmless United, United’s Parent, their respective subsidiaries and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses, including but not limited to, reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to or recoverable from United, United’s Parent, their respective subsidiaries or their respective directors, officers, employees or agents arising out of, connected with, or attributable to any act, error, omission, operation, performance or failure of performance of United, regardless of any negligence whether it be active, passive or otherwise on the part of United (but excluding the gross negligence or willful misconduct of United or its directors, officers, agents or employees), which in any way relates to United’s provision of post-accident or post-incident emergency response management efforts. The provisions of the foregoing indemnification obligation shall survive the termination of this Agreement for a period of seven years.”

18.	Section 4.14 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Code Share Limitation.

As of the date of this Agreement, but subject to Contractor’s existing contractual codeshare agreements as in effect on the Effective Date, Contractor represents that it does not plan, nor will it, operate pursuant to a marketing or code share relationship in a hub operation with any party other than United at the following airports during the Term CLE, EWR, IAH, DEN, LAX, SFO, ORD, IAD or SEA. Contractor may, however, fly to aforementioned airports under codeshare or marketing relationships from another carrier’s hub (other than from aforementioned airports) as a “spoke service”. In the event that Contractor acquires another entity during the course of this agreement with marketing or codeshare operations at any of the aforementioned airports, United agrees to allow Contractor to continue operations at such airports at levels of operations consistent with the acquire& s right of operation at the time of acquisition. In addition, Contractor will use commercially reasonable efforts to amend its existing contractual commitments to provide for the codeshare limitations set forth in this Section 4.14. If Contractor experiences a shortage of flight crews prior to the Actual Delivery Date of any 2015 New Aircraft and affecting the operation of any E175 Covered Aircraft, Contractor represents and warrants that it will hire and have available flight crews to provide Regional Airline Services using E175 Covered Aircraft for United prior to hiring and making flight crews available to operate regional service for any airline other than United with which Contractor has entered into a marketing, code share or regional airline services agreement after the execution of this Amendment. Contractor represents and warrants that it shall not use flight crews operating E175 Covered Aircraft for United to provide regional airline services to support any airline other than United during the Term of this Agreement, subject to Contractor’s flight crew collective bargaining agreements.”

19.	Section 4.19 of the Agreement is hereby deleted in its entirety and replaced, with the following:

“4.19 Environmental

(a) Definitions.

(i)       The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, guidance documents and policy statements of the Centers for Disease Control, the Occupational Health and Safety Administration, the Department of Transportation, and the Federal Aviation Administration, airport or United rules, and any other applicable regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and over flight.

(ii)       The term “Hazardous Materials” means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including, but not limited to, petroleum and petroleum products.

(b)     Contractor Obligations.

(i)       Contractor shall conduct its operations in a prudent manner, taking reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, measures to prevent unpermitted releases of Hazardous Materials to the environment, adverse environmental impacts to on-site or off-site properties and the creation of any public nuisance. If, in the course of conducting services under this Agreement, Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United under any Environmental Laws or which otherwise could reasonably be expected to result in harm to human health or the environment, Contractor shall promptly notify United of such conditions.

(ii)       Contractor shall, at its own expense, conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed permits or authorizations for Contractor’s operations. If United provides any information, instruction, or materials to Contractor relating to its obligations under any Environmental Laws, Contractor agrees that this shall not in any way relieve Contractor of its obligation to comply with Environmental Laws. Contractor further agrees that it shall otherwise preserve the proprietary nature of any such information that is identified by United as proprietary and confidential and shall use its commercially reasonable efforts to ensure that the information is not disclosed to any third parties without first obtaining the written consent of United.

(iii)       Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program; provided that United will reimburse Contractor for any reasonable and documented incremental expense associated with complying with any cabin service recycling program requested by United. If requested by United, Contractor shall replace specific products used in its operations with less toxic products, as long as there is a reasonable replacement available at a similar cost, or if the product is not at a similar cost, provide United the option to agree to pay the difference. If requested by United, Contractor will undertake reasonable efforts to provide quantitative data on materials recycled and waste disposed of to facilitate coordination and enhancement of cabin service recycling where feasible. Contractor shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws, with Contractor assuming responsibility as the legal generator of such wastes; provided, however, this provision does not apply should United or another vendor of United be the entity who has, in fact, independently generated the wastes.

(iv)       For any leased areas or other equipment that are jointly used or operated by Contractor and United (and/or other United contractors), Contractor shall use its commercially reasonable efforts to coordinate its activities with United and/or United contractors and otherwise perform such activities to ensure compliance with applicable Environmental Laws.

(v)       Except for deminimis amounts of Hazardous Materials which are immediately and fully remediated to pre-existing conditions, Contractor shall promptly notify United of any spills or leaks of Hazardous Materials arising out of Contractor’s provision of services under this Agreement, and, if requested, shall provide copies to United of any written reports provided to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake all reasonable commercial actions to remediate any such spills or leaks to the extent Contractor is required to do so by applicable Environmental Laws, by the relevant airport authority, or in order to comply with a lease obligation. In the event that Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected (such as involving United leased property), United may undertake such actions as are reasonable at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vi)       Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous Materials and related to or associated with the provision of services by Contractor under this Agreement. Contractor shall promptly undertake all actions necessary to resolve such matters, including, without limitation, the payment of fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vii)     If requested by United upon United’s reasonable suspicion of environmental noncompliance, Contractor shall retain a third party, at Contractor’s sole expense, to conduct an environmental compliance audit of Contractor’s activities and/or an environmental site assessment. If, pursuant to such audit, Contractor is found to have been in material compliance with the applicable provisions of this Agreement, then United shall reimburse Contractor for its reasonable costs actually incurred to obtain such audit. Contractor will provide United with the draft audit report, provide United the ability to comment on the draft audit report, and will promptly use its commercially reasonable efforts to address any noncompliance or liability identified in any such report.

(viii)     In the event that Contractor Services include providing bulk (non-bottled) potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including without limitation using its commercially reasonable efforts to ensure all water handling equipment is properly and regularly disinfected and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall immediately notify United if it becomes aware of practices or conditions that may negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). Contractor shall maintain records relating to its compliance with Environmental Laws under this Agreement for the longer of three (3) years or such period of time as is required by Environmental Laws. Contractor shall, at the request of United and with reasonable advance notice, provide United with reasonable access to Contractor’s operations, documents, and employees for the sole purpose of allowing United to assess Contractor’s compliance with its obligations with this Section 4.19, including responding to reasonable information requests. Upon the termination of operations at a space used to support the provision of Contractor Services under this Agreement, Contractor shall use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor Services.

(ix)      Contractor has reviewed United’s Environmental Commitment Statement (found at www.united.com/ecoskies) and agrees to use reasonable efforts to cooperate with United in connection with these commitments in effect as of the date hereof and in responding to reasonable information requests.

(x)      Contractor shall be responsible for and will indemnify, defend, and hold harmless United, including its officers, agents, servants and employees, from and against any and all claims, liabilities, damages, costs, losses, penalties, and judgments, including costs and expenses incident thereto under Environmental Laws or due to the release of a Hazardous Material, which may be suffered or incurred by, accrue against, be charged to, or recoverable from United or its officers, agents, servants and employees arising out of an act or omission of Contractor (or its subcontractor) related to Contractor’s provision of services under this Agreement, excluding willful misconduct, or the gross negligence, of United. Notwithstanding anything to the contrary set forth in this Agreement, such damages may include the payment of consequential, special or exemplary damages for claims under Environmental Laws or due to the release of Hazardous Materials to the extent an applicable lease agreement, sublease or other similar agreement requires the payment of such damages. Any indemnification claims arising under this Section 4.19 shall be administered pursuant to the procedures set forth in Section 7.3 hereto.

(xi)      All notices to be provided by Contractor to United under this Section 4.19 shall be provided as indicated in Section 11.2 of this Agreement, with a copy to Managing Director—Environmental Affairs, United Airlines, Inc., 233 South Wacker Drive-WHQSE, Chicago, IL 60606.”

20.	Article IV is hereby amended to add a new subsection 4.25 (“Ground Support Equipment”), as follows:

“4.25 Ground Support Equipment (GSE)

At United’s direction, and to the extent permitted by applicable federal law and regulations, mainline ground support equipment (“GSE”) and GSE processes shall be used in connection with Contractor’s performance of Regional Airline Services; provided that such GSE and GSE processes shall be modified to be compatible with the Covered Aircraft if necessary, such determination to be made by United.”

21.	Article IV is hereby amended to add a new subsection 4.26 (“Ozone Monitoring”), as follows:

“4.26 Ozone Monitoring

Contractor agrees to mitigate the risk of passenger ozone exposure on the E175 Covered Aircraft and CRJ Covered Aircraft through the use of a dispatcher product that detects the presence of ozone and adjusts to a higher altitude when ozone is absent. All costs incurred to achieve this mitigation shall be borne by Contractor. Product is to be installed not later than November 30, 2015.”

22.	Section 7.3 is hereby deleted in its entirety and replaced, with the following new Section 7.3:

“7.3 Indemnification Claims

A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim or other claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof, and in any event shall not relieve such Indemnifying Party from any liability which it may have otherwise than on account of this Article VII. With respect to third party claims, the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that no settlement by the Indemnifying Party of such a claim will be binding on the Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Section 7.3, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed, it being agreed however that it shall be reasonable for the Indemnifying Party to withhold or delay its consent if the Indemnifying Party reasonably asserts that the claim is not fully covered by the indemnity provided hereunder, and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within thirty (30) days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party. With respect to all other claims, the Indemnifying Party shall promptly make payment of such claim upon receipt of reasonably sufficient evidence supporting such claim; provided, that if the Indemnifying Party in good faith disputes all or part of its obligation to indemnify the Indemnified Party hereunder or the amount involved, the senior management of each party shall meet to discuss and attempt to resolve such dispute between the parties and, if such dispute is not resolved within forty-five (45) days of such claim being made, then the parties may pursue other remedies.”

23.	Section 10.4 of the Agreement is hereby deleted and replaced with the following:

“A. Growth Aircraft

United shall have the right in its sole discretion at any time and from time to time during the Term to amend Table 1 of Schedule 1 unilaterally to increase the number of E175 Covered Aircraft (any such additional aircraft, the “Growth Aircraft”) utilized by Contractor for Regional Airline Services (such right, the “Growth Aircraft Option”); provided that the following provisions shall apply:

(a)

in order to exercise the Growth Aircraft Option, United must provide Contractor with written notice of United’s election of the Growth Aircraft Option (the “Growth Aircraft Option Notice”). Once the Growth Aircraft Option Notice has been issued, the Parties shall mutually agree on in-service dates for such aircraft, such date to be at least 180 days after the date of the Growth Aircraft Option Notice;

(b)	the Growth Aircraft shall be of an aircraft type equivalent to the aircraft type set forth on Schedule 1 (or an acceptable substitute aircraft agreed to by United and Contractor);

(c)	the maximum number of Growth Aircraft shall be thirty-five (35);

(d)

United shall pay Contractor in respect of the Growth Aircraft the Compensation for Carrier Controlled Costs as set forth on Schedule 2A. In addition, United shall pay to Contractor pilot training expenses equivalent to those set forth in Section 3.3(a);

(e)

if a Growth Aircraft is owned or leased by United, then prior to such aircraft entering Regional Airline Services on the date set forth in the Growth Aircraft Option Notice, Contractor shall sublease such aircraft from United pursuant to a sublease in the form of the United standard form of sublease; provided that the rent under such sublease shall be abated, except in the circumstances of such sublease where the rent is no longer abated, in which case such rent shall be payable as provided in such sublease; and

(f)

if a Growth Aircraft is neither owned nor leased by United, then prior to such aircraft entering Regional Airline Services on the date set forth in the Growth Aircraft Option Notice, Contractor shall sublease such aircraft from its owner or lessee, as directed by United, pursuant to a sublease in the form of the United standard form of sublease or another form of sublease acceptable to each of United, Contractor and such other party; provided that the rent under such sublease shall be treated as a Pass-Through Cost for purposes of this Agreement, except in circumstances where the rent would no longer be abated under such sublease, in which case such rent shall not be reimbursed or paid by United hereunder; and provided further that the terms and conditions of such sublease, including without limitation the rent thereunder, shall be acceptable to United in its sole discretion and provided further that in no case shall such lease or sublease extend for a term that is in excess of the term of this Agreement; and provided further that United shall assume any such lease or sublease, at its expense, in the event Contractor terminates this Agreement due to a breach by United.

B. New Aircraft

Without limiting any of United’s rights hereunder in respect of any Growth Aircraft, the parties may agree at any time and from time to time during the Term to amend Schedule 1 to increase the number of E175 Covered Aircraft as a result of United’s decision to award or induct new aircraft into the fleet (any such additional aircraft, the “New Aircraft”) utilized by Contractor for Regional Airline Services; provided that the following provisions shall apply, except as otherwise mutually agreed at the time of such addition of aircraft:

(a)	the Parties shall mutually agree on in-service dates for such New Aircraft;

(b)	The New Aircraft shall be of an aircraft type equivalent to the aircraft type set forth on Schedule 1 (or an acceptable substitute aircraft mutually agreed to by United and Contractor);

(c)	United shall pay Contractor in respect of the New Aircraft the Compensation for Carrier Controlled Costs as set forth in Schedule 2A (Table 4); and

(d)

if a New Aircraft is owned or leased by United, then prior to such aircraft entering Regional Airline Services on the Actual In-Service Date set forth in Schedule 1, Contractor shall sublease such aircraft from United pursuant to a sublease in the form of the United standard form of sublease; provided that the rent under such sublease shall be abated, except in the circumstances of such sublease where the rent is no longer abated, in which case such rent shall be payable as provided in such sublease.”

24.	Article XI is hereby amended to add a new subsection 11.18 (“Unauthorized Payments”), as follows:

“11.18 Unauthorized Payments

(a)

In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will make any payment, or offer, promise, give or authorize any payment, of any money or other article of value, to any official, employee, or representative of United or any government official or representative, or to any person or entity doing business with United, in order either to obtain or to retain United’s business, or to direct United’s business to a third party, or to influence any act or decision of any employee or representative of United or any government official or representative to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

(b)

In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value (a “gift”) from any present or prospective contractor, vendor or customer of United, or from anyone else with whom United does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. Contractor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Contractor will notify United promptly of such gift or offer thereof. If United deems it necessary, Contractor will turn over such gifts to United for further handling.

(c)

In connection with any performance under this Agreement, Contractor will at all times comply fully with all of the terms and provisions of the Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.) and any related or successor statute, regulation, or governmental directive regarding payments to foreign nationals or other persons or entities.

(d)

To the best of Contractor’s knowledge, Contractor hereby certifies and represents that no official, employee or agent of United has any significant financial or other pecuniary interest in the Contractor’s business enterprise or in the performance of this Agreement, and no inducements of monetary or other value were offered or given to any United officer, employee or agent, except as is stated in writing to the United official designated to sign this Agreement, prior to execution of this Amendment. Contractor further certifies and represents that no official, employee or agent of Contractor shall receive or has received any inducement of monetary or other value from any vendor or Contractor of United or has a significant ownership or other interest in a vendor or Contractor of United which is or could be perceived by a reasonable person as a conflict of interest, except as is stated in writing to the United official designated to sign this Agreement, prior to execution of this Amendment.

(e)	The parties agree incidental expenses incurred for business meetings, meals and other minor business related expenses shall not violate this Article XL”

25.	Schedule 1 is hereby deleted in its entirety and replaced with the revised Schedule 1, attached hereto and incorporated herein by reference.

26.	Schedule lA is hereby deleted in its entirety and replaced with the revised Schedule lA attached hereto and incorporated herein by reference.

27.	Schedule 2A is hereby deleted in its entirety and replaced with the revised Schedule 2A attached hereto and incorporated herein by reference, which includes new Tables 1, Table 1A, 2, 3, and 4.

28.	Exhibit A of the Agreement is hereby amended by the addition of the following new definitions:

“New Aircraft” — is defined in Section 10.4 (b)

“2015 New Aircraft” — is defined in Section 1 of that certain Second Amendment to the Agreement dated October 2, 2015 between the parties.

“Block 1 of the 2015 New Aircraft” - is defined in Section 1 of that certain Second Amendment to the Agreement dated October 2, 2015 between the parties.

“Block 2 of the 2015 New Aircraft” - is defined in Section 1 of that certain Second Amendment to the Agreement dated October 2, 2015 between the parties.

“ERJ Margin Payment” - means the product of the number of remaining calendar months, which may include a partial month, between the Termination Date and the Scheduled Exit Date as set forth on Schedule 1 for each E175 2015 New Aircraft Removed Aircraft multiplied by the Markup Amount for E175 Covered Aircraft set forth on Schedule 4 for B ¬Level of Performance.”

“E175 2015 New Aircraft Removed Aircraft” — is defined in Section 3 of that certain Second Amendment to the Agreement dated October 2, 2015 between the parties.

29.

The parties agree as consideration for this Second Amendment to continue their good faith negotiations to amend and restate Exhibit G “Catering Standards” of the Agreement, and to reach mutually agreed rate adjustments associated with such restated Exhibit G not later than October 30, 2015.

Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement. This Amendment may be executed in counterparts. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name:	Gerald Laderman

Title:	Senior Vice President Finance and acting Chief Financial Officer

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name:	Gerald Laderman

Title:	Senior Vice President Finance and acting Chief Financial Officer

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

SCHEDULE 1

Covered Aircraft

The following Table 1 shall apply to the E175 Covered Aircraft with Aircraft Number 1 through and including 45:

Aircraft Number	Aircraft Type	Tail Number	MSN	Actual Delivery Date(1)	Actual In-Service Date(1)	Scheduled Exit Date(2)	Scheduled Term
01	E175	N87302	17000394	4/11/2014	6/15/2014	6/15/2019	5 years
02	E175	N88301	17000388	3/26/2014	7/15/2014	7/15/2019	5 years
03	E175	N87303	17000398	4/25/2015	7/15/2014	7/20/2019	5 years
04	E175	N89304	17000406	6/16/2014	8/10/2014	8/10/2019	5 years
05	E175	N93305	17000412	7/25/2014	8/19/2014	8/19/2019	5 years
06	E175	N87306	17000414	7/25/2014	9/10/2014	9/10/2019	5 years
07	E175	N84307	17000419	9/8/2014	9/20/2014	9/20/2019	5 years
08	E175	N89308	17000422	9/11/2014	10/5/2014	10/5/2019	5 years
09	E175	N86309	17000426	10/9/2014	10/26/2014	10/26/2019	5 years
10	E175	N88310	17000427	10/16/2014	11/10/2014	11/10/2019	5 years
11	E175	N86311	17000429	10/16/2014	11/20/2014	11/20/2019	5 years
12	E175	N86312	17000432	11/6/2014	12/3/2014	12/3/2019	5 years
13	E175	N89313	17000433	11/6/2014	12/18/2014	12/18/2019	5 years
14	E175	N82314	17000436	11/20/2014	12/30/2014	12/30/2019	5 years
15	E175	N89315	17000437	11/20/2014	1/6/2015	1/6/2020	5 years
16	E175	N86316	17000438	12/4/2014	1/24/2015	1/24/2020	5 years
17	E175	N89317	17000442	12/4/2014	2/12/2015	2/12/2020	5 years
18	E175	N87318	17000443	12/16/2014	2/20/2015	2/20/2020	5 years

19	E175	N87319	17000448	12/18/2014	3/5/2020	3/5/2020	5 years
20	E175	N85320	17000454	2/26/2015	3/25/2015	3/25/2020	5 years
21	E175	N89321	17000459	3/5/2015	4/7/2015	4/7/2020	5 years
22	E175	N86322	17000465	4/9/2015	4/23/2015	4/23/2020	5 years
23	E175	N85323	17000469	4/9/2015	5/6/2015	5/6/2020	5 years
Aircraft Number	Aircraft Type	Tail Number	MSN	Actual Delivery Date(1)	Actual In-Service Date(1)	Scheduled Exit Date(2)	Scheduled Term
24	E175	N86324	17000471	4/16/2015	5/24/2015	5/24/2020	5 years
25	E175	N88325	17000474	5/14/2015	6/4/2015	6/4/2020	5 years
26	E175	N88326	17000478	5/21/2015	6/20/2015	6/20/2020	5 years
27	E175	N88327	17000479	6/8/2015	7/2/2015	7/2/2020	5 years
28	E175	N88328	17000480	6/11/2015	7/25/2015	7/25/2020	5 years
29	E175	N88329	17000487	6/25/2015	8/10/2015	8/10/2020	5 years
30	E175	N88330	17000488	6/29/2015	8/18/2015	8/18/2020	5 years
31(3)	E175
32(3)	E175
33(3)	E175
34(3)	E175
35(3)	E175
36(3)	E175
37(3)	E175
38(3)	E175
39(3)	E175
40(3)	E175
41(3)	E175
42(3)	E175
43(3)	E175
44(3)	E175
45(3)	E175
[1]	The delivery dates and in-service dates for all E175 Covered Aircraft with Aircraft Number 1 through and including 30 must satisfy the following conditions:

(a)

No later than one hundred and fifty (150) days prior to the Scheduled Delivery Date for any E175 Covered Aircraft with Aircraft Number 1 through and including 30 as set forth on Schedule 1A attached hereto (the “Scheduled Delivery Date”), United shall inform Contractor of the dates that are likely to be selected as the Committed In-Service Date for each E175 Covered Aircraft with Aircraft Number 1 through and including 30, it being understood that (x) such communication from United to Contractor shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to clause (d) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)

Subject to the proviso to the first sentence of Section 2.1(a) of this Agreement, United shall provide a final notice of the actual delivery date of any E175 Covered Aircraft with Aircraft Number 1 through and including 30 (the “Final Notice”) to Contractor no later than the earlier of (x) the date such aircraft is actually delivered to United or to Contractor pursuant to Section 10.7, as the case may be, pursuant to the terms of the Embraer Purchase Agreement (the “Actual Delivery Date”), and (y) the day following the completion of the final inspection of such aircraft, which notice shall determine the delivery date of the aircraft for purposes of this Schedule 1 (the “Committed Delivery Date”), and which determination shall be confirmed in writing by the parties.

(c)

United shall use its commercially reasonable efforts to provide Contractor with notice regarding the delivery status of each E175 Covered Aircraft with Aircraft Number 1 through and including 30 from time to time in advance of the delivery of a Final Notice with respect to such E175 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(d)

Following the determination of the Committed Delivery Date for an E175 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to clause (b) above, Contractor shall inform United of a projected Actual In-Service Date for such aircraft (the “Committed In-Service Date”), which shall be not later than the first to occur of (x) the 60th day following the Committed Delivery Date and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule 1A attached hereto (as such Scheduled In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days).

(e)

On the date that an E175 Covered Aircraft with Aircraft Number 1 through and including 30 becomes available to schedule under the provisions of this Agreement, such aircraft shall be deemed to have been placed into service hereunder (such date being the “Actual In-Service Date” for such aircraft).

(f)

As soon as practicable following the determination of the Actual Delivery Date and the Actual In-Service for an E175 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to clauses (c) and (e) above, the parties hereto shall revise Schedule 1 accordingly.

(g)

The scheduled exit date for any E175 Covered Aircraft (the “Scheduled Exit Date”) for Aircraft Number 1 through and including 30 shall be the fifth (5th) anniversary of the Actual In-Service Date determined pursuant to clause (e) above, and the parties hereto shall further revise Schedule 1 accordingly.

(h)

Following the determinations in clauses (c), (e) and (g) above of the Actual Delivery Date, the Actual In-Service Date and the Scheduled Exit Date for an E175 Covered Aircraft with Aircraft Number 1 through and including 30, Contractor and United shall complete all missing information in this Schedule 1 with respect to such E175 Covered Aircraft with Aircraft Number 1 through and including 30, and the initial Schedule 1 attached hereto as of the Effective Date shall be deemed to have been amended and replaced by the Schedule 1 as revised pursuant to this clause (h) with respect to such E175 Covered Aircraft with Aircraft Number 1 through and including 30 without any further action by the parties hereto.

[2]

The Scheduled Exit Dates set forth in the above table shall be adjusted from time to time to reflect any extension of the Term for any E175 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to Section 10.2 of this Agreement.

[3]

The addition of 2015 New Aircraft is subject to the other provisions set forth in Sections 1 and 2 of the Second Amendment to the Agreement by and between the parties. In the event United purchases Block 1 of the 2015 New Aircraft, all of the provisions outlined in footnotes 1 and 2 shall apply and the Scheduled Term for each shall be approximately 4.5 years. In the event Contractor purchases any of the 2015 New Aircraft, the provisions outlined in clauses (e), (f), (g), and (h) of footnote 1 and the provisions in footnote 4 shall apply with respect to such 2015 New Aircraft, and the Scheduled Term for each shall be 12 years.

[4]

In the event Contractor purchases any of the 2015 New Aircraft, the delivery dates and in-service dates for all 2015 New Aircraft must satisfy the following conditions (a), (b), (c) and (d), which are an amended and restated version of subsections (a) , (b), (c) and (d) of foot note 1:

(a)

No later than one hundred and fifty (150) days prior to the Scheduled Delivery Date for any 2015 New Aircraft with Aircraft Numbers 31 through and including 40, or as soon as practically possible for any 2015 New Aircraft with Aircraft Numbers 41 through and including 45, as set forth on Schedule 1A attached hereto, Contractor and United shall meet to discuss the dates that are likely to be selected as the Committed In-Service Date for each 2015 New Aircraft, it being understood that (x) such discussions shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to clause (d) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)

Ninety (90), sixty (60) and thirty (30) days prior to the Scheduled Delivery Date for each 2015 New Aircraft as set forth on Schedule 1A attached hereto, and reasonably from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such 2015 New Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than twenty (20) days prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)

With respect to each 2015 New Aircraft, Contractor shall provide a Final Notice to United no later than the earlier of (x) the Actual Delivery Date, and (y) the Committed Delivery Date, and which determination shall be confirmed in writing by the parties.

(d)

Following the determination of the Committed Delivery Date for a 2015 New Aircraft pursuant to clause (c) above, the parties shall determine a Committed In-Service Date, which shall be not later than the first to occur of (x) the 60th day following the Committed Delivery Date and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule lA attached hereto (as such Scheduled In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days), and which determination shall be confirmed in writing by the parties.

The following Table 2 and Table 3 shall apply to the CRJ Covered Aircraft:

Table 2

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	CRJ In-Service Date
01	CRJ700		September 1, 2013	September 1, 2013
02	CRJ700		September 1, 2013	September 1, 2013
03	CRJ700		September 1, 2013	September 1, 2013
04	CRJ700		September 1, 2013	September 1, 2013
05	CRJ700		September 1, 2013	September 1, 2013
06	CRJ700		September 1, 2013	September 1, 2013
07	CRJ700		September 1, 2013	September 1, 2013
08	CRJ700		September 1, 2013	September 1, 2013
09	CRJ700		September 1, 2013	September 1, 2013
10	CRJ700		September 1, 2013	September 1, 2013
11	CRJ700		September 1, 2013	September 1, 2013
12	CRJ700		September 1, 2013	September 1, 2013
13	CRJ700		September 1, 2013	September 1, 2013
14	CRJ700		September 1, 2013	September 1, 2013
15	CRJ700		September 1, 2013	September 1, 2013
16	CRJ700		September 1, 2013	September 1, 2013
17	CRJ700		September 1, 2013	September 1, 2013
18	CRJ700		September 1, 2013	September 1, 2013
19	CRJ700		September 1, 2013	September 1, 2013
20	CRJ700		September 1, 2013	September 1, 2013

Table 3

Aircraft Number	CRJ Scheduled Exit Date(1)(2)	Scheduled Term(3)
01	August 31, 2019	6 yrs 3 mos
02	August 31, 2019	6 yrs 3 mos
03	August 31, 2019	6 yrs 3 mos
04	August 31, 2019	6 yrs 3 mos
05	September 30, 2019	6 yrs 4 mos
06	September 30, 2019	6 yrs 4 mos
07	September 30, 2019	6 yrs 4 mos
08	September 30, 2019	6 yrs 4 mos
09	October 31, 2019	6 yrs 5 mos
10	October 31, 2019	6 yrs 5 mos
11	October 31, 2019	6 yrs 5 mos
12	October 31, 2019	6 yrs 5 mos
13	November 30, 2019	6 yrs 6 mos

Aircraft Number	CRJ Scheduled Exit Date(1)(2)	Scheduled Term(3)
14	November 30, 2019	6 yrs 6 mos
15	November 30, 2019	6 yrs 6 mos
16	November 30, 2019	6 yrs 6 mos
17	December 31, 2019	6 yrs 7 mos
18	December 31, 2019	6 yrs 7 mos
19	December 31, 2019	6 yrs 7 mos
20	December 31, 2019	6 yrs 7 mos

[1]

The CRJ Scheduled Exit Dates and Scheduled Term set forth in the above table shall be adjusted from time to time to reflect any extension of Term for any CRJ Covered Aircraft pursuant to Section 10.2 of this Agreement and to coincide with the schedule change date within United’s scheduling system most closely following any applicable exit date.

[2]	Contractor shall provide United, not later than 90 days prior to each CRJ Scheduled Exit Date, with specific tail numbers identifying the CRJ Covered Aircraft to be terminated on such date.

[3]	Upon the CRJ Scheduled Exit Date, the Term associated with each of the CRJ Covered Aircraft shall expire.

SCHEDULE 1A

E175 Covered Aircraft Scheduled Delivery Dates and Scheduled In-Service Dates

Aircraft Number	Scheduled Delivery Date	Scheduled In-Service Date*	Target In-Service Date
01	March 30, 2014	July 31, 2014	June 15, 2014
02	April 30, 2014	August 14, 2014	July 15, 2014
03	April 30, 2014	August 14, 2014	July 15, 2014
04	June 30, 2014	September 14, 2014	August 15, 2014
05	July 30, 2014	September 30, 2014	August 15, 2014
06	July 30, 2014	October 15, 2014	September 15, 2014
07	August 30, 2014	October 31, 2014	September 15, 2014
08	August 30, 2014	November 14, 2014	October 15, 2014
09	October 30, 2014	December 15, 2014	November 15, 2014
10	October 30, 2014	December 15, 2014	November 15, 2014
11	October 30, 2014	January 14, 2014	December 15, 2014
12	November 30, 2014	January 14, 2014	December 15, 2014
13	November 30, 2014	February 14, 2015	January 15, 2015
14	November 30, 2014	February 14, 2015	January 15, 2015
15	December 30, 2014	March 17, 2015	January 30, 2015
16	December 30, 2014	March 17, 2015	February 15, 2015
17	December 30, 2014	March 17, 2015	February 15, 2015
18	February 28, 2015	April 14, 2015	March 15, 2015
19	February 28, 2015	April 14, 2015	March 15, 2015
20	March 30, 2015	May 15, 2015	April 15, 2015
21	March 30, 2015	May 15, 2015	April 15, 2015
22	April 30, 2015	June 14, 2015	May 15, 2015
23	April 30, 2015	June 14, 2015	May 15, 2015
24	May 30, 2015	July 15, 2015	June 15, 2015
25	June 30, 2015	August 14, 2015	July 15, 2015
26	June 30, 2015	August 14, 2015	July 15, 2015
27	June 30, 2015	September 14, 2015	August 15, 2015
28	July 30, 2015	September 14, 2015	August 15, 2015
29	July 30, 2015	October 15, 2015	September 15, 2015
30	June 30, 2015	September 15, 2015	August 18, 2015
31	April 2016
32	May 2016
33	May 2016
34	June 2016
35	June 2016
36	July 2016
37	July 2016
38	August 2016
39	August 2016

40	September 2016
41	December 2015
42	December 2015
43	December 2015
44	January 2016
45	February 2016

*	Notwithstanding the date listed for this aircraft, Contractor agrees to use its best efforts to place this aircraft in service by its associated Target In-Service Date.

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs

The following Table 1 shall apply per corresponding year to E175 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents fifty (50) percent or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In-Service Date for each E175 Covered Aircraft; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category[1]
Year	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

1 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

Category[1]
Year	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
Jane 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

Effective as of September 20, 2014, the following Table 1A shall apply per corresponding year to E175 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents less than fifty (50) percent of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category[2]
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

2 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

Category[2]
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

The following Table 2 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event Contractor purchases the E175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category[3]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate [4]	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

3 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

4 The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement, pursuant to the amortization schedule associated with the issuance of the above contemplated EETC.

Category[3]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate [4]	per aircraft in fleet per month	per aircraft in schedule per month
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

The following Table 3 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event United purchases the E175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category[5]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]

5 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

Category[5]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	per aircraft in fleet per month	per aircraft in schedule per month
June 1, 2019	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]
June 1, 2027	[***]	[***]	[***]	[***]	[***]

The following Table 4 shall apply per corresponding year to Block 2 of the 2015 New Aircraft with Aircraft Numbers 41 through and including 45 and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 41 through 45; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category[6]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate [7]	per aircraft in fleet per month	per aircraft in schedule per month
December 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

6 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

7 The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement, pursuant to the amortization schedule associated with the issuance of the above contemplated EETC.

Category[6]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate [7]	per aircraft in fleet per month	per aircraft in schedule per month
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]